                        BERGER INVESTMENT PORTFOLIO TRUST
                            BERGER MID CAP VALUE FUND

                          SUPPLEMENT DATED MAY 16, 2000
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000

         Effective March 17, 2000, the sub-advisory fee paid by Berger LLC to Perkins, Wolf, McDonnell & Company ("PWM") for sub-advising the Berger Mid Cap Value Fund (the "Fund"), was reduced to the annual rate of 0.375% of the first $500 million of the Fund's average daily net assets, 0.35% of the next $500 million and 0.325% of any amount in excess of $1 billion. The requirement for Berger LLC to pay PWM a minimum of $400,000 per year for the first 2 1/2 years of the Fund's life has also been eliminated. The Statement of Additional Information is amended accordingly to reflect these changes. No change has been made to the advisory fee paid by the Fund to Berger LLC for its services as investment adviser to the Fund.

                        BERGER INVESTMENT PORTFOLIO TRUST
                       BERGER INFORMATION TECHNOLOGY FUND

                          SUPPLEMENT DATED MAY 16, 2000
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000

         Effective May 16, 2000, the sub-advisory fee paid by Berger LLC to Bay Isle Financial Corporation for sub-advising the Berger Information Technology Fund (the "Fund") was reduced to the annual rate of 0.425% for the first $500 million of the Fund's average daily net assets, 0.40% of the next $500 million and 0.375% of any amount in excess of $1 billion. The Statement of Additional Information is amended accordingly to reflect this change. No change has been made to the advisory fee paid by the Fund to Berger LLC for its services as investment adviser to the Fund.